                                                                   Exhibit 10(g)

                           INDEMNIFICATION AGREEMENT
                           -------------------------


              This Indemnification Agreement ("Agreement") is made as of the ______ day of ___________, 19__, by and between The Lamson & Sessions Co., an Ohio corporation (the "Company"), and ________________________ (the "Indemnitee"), a director of the Company.


                                    RECITALS
                                    --------

              A. The Indemnitee is presently serving as a director of the Company and the Company desires the Indemnitee to continue in that capacity. The Indemnitee is willing, subject to certain conditions including without limitation the execution and performance of this Agreement by the Company, to continue in that capacity.

              B. In addition to the indemnification to which the Indemnitee is entitled under the Amended Code of Regulations of the Company (the "Regulations"), the Company has obtained, at its sole expense, insurance protecting the Company and its officers and directors including the Indemnitee against certain losses arising out of actual or threatened actions, suits or proceedings to which such persons may be made or threatened to be made parties. However, as a result of circumstances having no relation to, and beyond the control of, the Company and the Indemnitee, the scope of that insurance has been reduced and there can be no assurance of the continuation or renewal of that insurance.

              Accordingly, and in order to induce the Indemnitee to continue to serve in his present capacity, the Company and the Indemnitee agree as follows:

              1. CONTINUED SERVICE. The Indemnitee shall continue to serve, at the will of the Company or in accordance with a separate contract, to the extent that such a contract is in effect at the time in question, as a director of the Company so long as he is duly elected and qualified in accordance with the Regulations or until he resigns in writing in accordance with applicable law.

              2. INITIAL INDEMNITY. (a) The Company shall indemnify the Indemnitee, if or when he is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company), by reason of the fact that he is or was a director of the Company or is or was serving at the request of the Company as a director, trustee, officer, employee or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, or by reason of any action alleged to have been taken or omitted in any such capacity, against any and all costs, charges, expenses (including without limitation fees and expenses of attorneys and/or others; all such costs, charges and expenses being herein jointly referred to as "Expenses"), judgments, fines and amounts paid in settlement, actually and reasonably incurred by the Indemnitee in connection therewith including any appeal of or from any judgment or decision, unless it is proved by clear and convincing evidence in a court of competent jurisdiction that the Indemnitee's action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the Company or undertaken with reckless disregard for the best interests of the Company. In addition, with respect to any criminal action or proceeding, indemnification hereunder shall be made only if the Indemnitee had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnitee did not satisfy the foregoing standard of conduct to the extent applicable thereto.


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
              (b) The Company shall indemnify the Indemnitee, if or when he is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Company (except to the extent a court of competent jurisdiction determines such indemnity is prohibited by law or the Company's Regulations) to procure a judgment in its favor, by reason of the fact that the Indemnitee is or was a director of the Company or is or was serving at the request of the Company as a director, trustee, officer, employee or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust or other enterprise, against any and all Expenses actually and reasonably incurred by the Indemnitee in connection with the defense or settlement thereof or any appeal of or from any judgment or decision, unless it is proved by clear and convincing evidence in a court of competent jurisdiction that the Indemnitee's action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the Company or undertaken with reckless disregard for the best interests of the Company, except that no indemnification shall be made in respect of any action or suit in which the only liability asserted against Indemnitee is pursuant to Section 1701.95 of the Ohio Revised Code.

              (c) Any indemnification under Section 2(a) or 2(b) (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the Indemnitee is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 2(a) or 2(b). Such authorization shall be made
(i) by the directors of the Company (the "Board") by a majority vote of a quorum consisting of directors who were not and are not parties to or threatened with such action, suit or proceeding, or (ii) if such a quorum of disinterested directors is not available or if a majority of such quorum so directs, in a written opinion by independent legal counsel (designated for such purpose by the Board) which shall not be an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the Company, or any person to be indemnified, within the five years preceding such determination, or (iii) by the shareholders of the Company (the "Shareholders"), or (iv) by the court in which such action, suit or proceeding was brought.

              (d) To the extent that the Indemnitee has been successful on the merits or otherwise, including without limitation the dismissal of an action without prejudice, in defense of any action, suit or proceeding referred to in Section 2(a) or 2(b), or in defense of any claim, issue or matter therein, he shall be indemnified against Expenses actually and reasonably incurred by him in connection therewith. Expenses incurred by the Indemnitee in defending any such action, suit or proceeding shall be paid by the Company as they are incurred in advance of the final disposition of such action, suit or proceeding under the procedure set forth in Section 4(b) hereof.

              (e) For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on the Indemnitee with respect to any employee benefit plan; references to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, the Indemnitee with respect to an employee benefit plan, its participants or beneficiaries; references to the masculine shall include the feminine and references to the singular shall include the plural and VICE VERSA.

              3. ADDITIONAL INDEMNIFICATION. Pursuant to Section 1701.13(E)(6) of the Ohio Revised Code (the "ORC"), without limiting any right which the Indemnitee may have pursuant to Section 2 hereof or any other provision of this Agreement or the Amended Articles of Incorporation (the "Articles"), the Regulations, the ORC, any policy of insurance or otherwise, but subject to any limitation on the maximum permissible indemnity which may exist under applicable law at the time of any request for indemnity hereunder and subject to the following provisions of





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
this Section 3, the Company shall indemnify the Indemnitee against any amount which he is or becomes obligated to pay relating to or arising out of any claim made against him because of any act, failure to act, or neglect or breach of duty, including any actual or alleged error, misstatement, or misleading statement which he commits, suffers, permits or acquiesces in while acting in his capacity as a director of the Company (including actions, suits or proceedings by or in the right of the Company). The payments which the Company is obligated to make pursuant to this Section 3 shall include without limitation any and all Expenses, judgments, fines and amounts paid in settlement, actually and reasonably incurred by the Indemnitee in connection therewith including any appeal of or from any judgment or decision; PROVIDED HOWEVER, that the Company shall not be obligated under this Section 3 to make any payment in connection with any claim against the Indemnitee:

              (a) to the extent of any fine or similar governmental imposition which the Company is prohibited by applicable law from paying which results from a final, nonappealable order; or

              (b) to the extent based upon or attributable to the Indemnitee having actually realized a personal gain or profit to which he was not legally entitled, including without limitation profit from the purchase and sale by the Indemnitee of equity securities of the Company which are recoverable by the Company pursuant to Section 16(b) of the Securities Exchange Act of 1934, or profit arising from transactions in publicly traded securities of the Company which were effected by the Indemnitee in violation of Section 10(b) of the Securities Exchange Act of 1934, or Rule 10b-5 as promulgated thereunder.

A determination as to whether the Indemnitee shall be entitled to indemnification under this Section 3 shall be made in accordance with Section 4(a) hereof. Expenses incurred by the Indemnitee in defending any claim to which this Section 3 applies shall be paid by the Company as they are incurred in advance of the final disposition of such claim under the procedure set forth in Section 4(b) hereof.

              4. CERTAIN PROCEDURES RELATING TO INDEMNIFICATION. (a) For purposes of pursuing his rights to indemnification under Section 3 hereof, the Indemnitee shall (i) submit to the Board a sworn statement of request for indemnification (the "Indemnification Statement") averring that he is entitled to indemnification hereunder; and (ii) present to the Company reasonable evidence of all amounts for which indemnification is requested. Submission of an Indemnification Statement to the Board shall create a presumption that the Indemnitee is entitled to indemnification hereunder, and the Company shall, within 60 calendar days after submission of the Indemnification Statement, make the payments requested in the Indemnification Statement to or for the benefit of the Indemnitee, unless (i) within such 60 calendar day period the Board shall resolve by vote of a majority of the directors at a meeting at which a quorum is present that the Indemnitee is not entitled to indemnification under
Section 3 hereof, (ii) such vote shall be based upon clear and convincing evidence (sufficient to rebut the foregoing presumption), and (iii) the Indemnitee shall have received within such period notice in writing of such vote, which notice shall disclose with particularity the evidence upon which the vote is based. The foregoing notice shall be sworn to by all persons who participated in the vote and voted to deny indemnification. The provisions of this Section 4(a) are intended to be procedural only and shall not affect the right of Indemnitee to indemnification under Section 3 of this Agreement so long as Indemnitee follows the prescribed procedure and any determination by the Board that Indemnitee is not entitled to indemnification and any failure to make the payments requested in the Indemnification Statement shall be subject to judicial review by any court of competent jurisdiction.





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              (b)    For purposes of obtaining payments of Expenses in advance
of final disposition pursuant to the second sentence of Section 2(d) or the last sentence of Section 3 hereof, the Indemnitee shall submit to the Company a sworn request for advancement of Expenses (the "Undertaking") averring that he has reasonably incurred actual Expenses in defending an action, suit or proceeding referred to in Section 2(a) or 2(b) or any claim referred to in
Section 3, or pursuant to Section 8 hereof. If at the time of the Indemnitee's act or omission at issue, the Articles or Regulations of the Company prohibit such advances by specific reference to ORC Section 1701.13(E)(5)(a) or if the only liability asserted against the Indemnitee in the subject action, suit or proceeding is pursuant to ORC Section 1701.95, the Undertaking shall include a provision (Part A) by which he undertakes to (a) repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that the Indemnitee's action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the Company or undertaken with reckless disregard for the best interests of the Company and (b) reasonably cooperate with the Company concerning the action, suit, proceeding or claim. In all cases, the Undertaking shall include a provision (Part B) by which he undertakes to repay such amount if it ultimately is determined that he is not entitled to be indemnified by the Company under this Agreement or otherwise. In the event that the Indemnitee is eligible to and does execute both Part A and Part B of the Undertaking, the Expenses which are paid by the Company pursuant thereto shall be required to be repaid by the Indemnitee only if he is required to do so under the terms of both Part A and Part B of the Undertaking. Upon receipt of the Undertaking, the Company shall thereafter promptly pay such Expenses of the Indemnitee as are noticed to the Company in writing and in reasonable detail arising out of the matter described in the Undertaking. No security shall be required in connection with any Undertaking.

              5. LIMITATION ON INDEMNITY. Notwithstanding anything contained herein to the contrary, the Company shall not be required hereby to indemnify the Indemnitee with respect to any action, suit or proceeding that was initiated by the Indemnitee unless (i) such action, suit or proceeding was initiated by the Indemnitee to enforce any rights to indemnification arising hereunder and such person shall have been formally adjudged to be entitled to indemnity by reason hereof, (ii) authorized by another agreement to which the Company is a party whether heretofore or hereafter entered, or (iii) otherwise ordered by the court in which the suit was brought.

              6. SUBROGATION; DUPLICATION OF PAYMENTS. (a) In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

              (b) The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has actually received payment (under any insurance policy, the Company's Regulations or otherwise) of the amounts otherwise payable hereunder.

              7. RATIFICATION; AMENDMENTS TO ARTICLES OR REGULATIONS. (a) The Company may, at its option, propose at any future meeting of Shareholders that this Agreement be ratified by the Shareholders; if the Shareholders vote not to ratify this Agreement, the Company shall have the right to amend or terminate this Agreement without the consent of the Indemnitee; provided, however, that no such amendment or termination shall deny or diminish the Indemnitee's rights to indemnity pursuant hereto (or the procedures set forth herein to obtain indemnification) as applied to any act or failure to act occurring in whole or in part prior to the date of such amendment or termination (whether or not a claim hereunder is made before or after such date).




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              (b)    No amendment to the Articles or the Regulations shall be
effective to deny or diminish the Indemnitee's rights to indemnity pursuant hereto (or the procedures set forth herein to obtain indemnification) as applied to any act or failure to act occurring in whole or in part prior to the date (the "Effective Date") upon which the amendment was approved by the Shareholders (whether or not a claim hereunder is made before or after the Effective Date). In the event that the Company shall adopt any amendment to its Articles or Regulations to deny or diminish the Indemnitee's rights to indemnity hereto, such amendment shall apply only to acts or failures to act occurring entirely after the Effective Date.

              8. FEES AND EXPENSES OF ENFORCEMENT; SECURITY. It is the intent of the Company that the Indemnitee not be required to incur the expenses associated with the enforcement of his rights under this Agreement by litigation or other legal actions because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Indemnitee hereunder. Accordingly, if it should appear to the Indemnitee that the Company has failed to comply with any of its obligations under this Agreement or in the event that the Company or any other person takes any action to declare this Agreement void or unenforceable, or institutes any action, suit or proceeding to deny, or to recover from, the Indemnitee the benefits intended to be provided to the Indemnitee hereunder, the Company irrevocably authorizes the Indemnitee from time to time to retain counsel of his choice, at the expense of the Company as hereafter provided, to represent the Indemnitee in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company or any director, officer, shareholder or other person affiliated with the Company, in any jurisdiction. Regardless of the outcome thereof, the Company shall pay and be solely responsible for any and all costs, charges and expenses, including without limitation fees and expenses of attorneys and others, reasonably incurred by the Indemnitee pursuant to this Section 8. To ensure that the provisions of this Section 8 can be enforced by Indemnitee, the Company may establish a trust pursuant to which reasonable legal fees and other expenses associated with a litigation or other legal action to enforce this and other similar agreements can be funded.

              9. MERGER OR CONSOLIDATION. In the event that the Company shall be a constituent corporation in a consolidation, merger or other reorganization, the Company, if it shall not be the surviving, resulting or acquiring corporation therein, shall require as a condition thereto that the surviving, resulting or acquiring corporation agree to assume all of the obligations of the Company hereunder and to indemnify the Indemnitee to the full extent provided herein. Whether or not the Company is the resulting, surviving or acquiring corporation in any such transaction, the Indemnitee shall also stand in the same position under this Agreement with respect to the resulting, surviving or acquiring corporation as he would have with respect to the Company if its separate existence had continued.

              10. NONEXCLUSIVITY AND SEVERABILITY. (a) The rights to indemnification provided by this Agreement shall not be exclusive of any other rights of indemnification to which the Indemnitee may be entitled under the Articles, the Regulations, the ORC or any other statute, any insurance policy, agreement or vote of shareholders or directors or otherwise, as to any actions or failures to act by the Indemnitee, and shall continue after he has ceased to be a director, officer, employee or agent of the Company or other entity for which his service gives rise to a right hereunder, and shall inure to the benefit of his heirs, executors and administrators. In the event of any payment under this Agreement, the Company shall be subrogated to the extent thereof to all rights of recovery previously vested in the Indemnitee, who shall execute all instruments and take all other actions as shall be reasonably necessary for the Company to enforce such right.




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              (b)    If any provision of this Agreement or the application of
any provision hereof to any person or circumstances is held invalid, unenforceable, or otherwise illegal, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected, and the provision so held to be invalid, unenforceable or otherwise illegal shall be reformed to the extent (and only to the extent) necessary to make it enforceable, valid and legal.

              11. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without giving effect to the principles of conflict of laws thereof.

              12. MODIFICATION. This Agreement and the rights and duties of the Indemnitee and the Company hereunder may be modified only by an instrument in writing signed by both parties hereto.

              IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                      THE LAMSON & SESSIONS CO.


                                      By ______________________________________
                                      John B. Schulze, Chairman of the Board
                                      and Chief Executive Officer

                                      ______________________________________




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                                                                   Exhibit 10(g)

                          INDEMNIFICATION AGREEMENT
                          -------------------------


              This Indemnification Agreement ("Agreement") is made as of the ______ day of ___________, 19__, by and between The Lamson & Sessions Co., an Ohio corporation (the "Company"), and ________________________ (the "Indemnitee"), an officer of the Company.


                                    RECITALS
                                    --------

              A. The Indemnitee is presently serving as an officer of the Company and the Company desires the Indemnitee to continue in that capacity. The Indemnitee is willing, subject to certain conditions including without limitation the execution and performance of this Agreement by the Company, to continue in that capacity.

              B. In addition to the indemnification to which the Indemnitee is entitled under the Amended Code of Regulations of the Company (the "Regulations"), the Company has obtained, at its sole expense, insurance protecting the Company and its officers and directors including the Indemnitee against certain losses arising out of actual or threatened actions, suits or proceedings to which such persons may be made or threatened to be made parties. However, as a result of circumstances having no relation to, and beyond the control of, the Company and the Indemnitee, the scope of that insurance has been reduced and there can be no assurance of the continuation or renewal of that insurance.

              Accordingly, and in order to induce the Indemnitee to continue to serve in his present capacity, the Company and the Indemnitee agree as follows:

              1. CONTINUED SERVICE. The Indemnitee shall continue to serve, at the will of the Company or in accordance with a separate contract, to the extent that such a contract is in effect at the time in question, as an officer of the Company until his resignation, removal from office or death.

              2. INITIAL INDEMNITY. (a) The Company shall indemnify the Indemnitee, if or when he is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company), by reason of the fact that he is or was an officer of the Company or is or was serving at the request of the Company as a director, trustee, officer, employee or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, or by reason of any action alleged to have been taken or omitted in any such capacity, against any and all costs, charges, expenses (including without limitation fees and expenses of attorneys and/or others; all such costs, charges and expenses being herein jointly referred to as "Expenses"), judgments, fines and amounts paid in settlement, actually and reasonably incurred by the Indemnitee in connection therewith including any appeal of or from any judgment or decision, unless it is proved by clear and convincing evidence in a court of competent jurisdiction that the Indemnitee's action or failure to act involved an act or omission undertaken with delib-erate intent to cause injury to the Company or undertaken with reckless disregard for the best interests of the Company. In addition, with respect to any criminal action or proceeding, indemnification hereunder shall be made only if the Indemnitee had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnitee did not satisfy the foregoing standard of conduct to the extent applicable thereto.




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
              (b) The Company shall indemnify the Indemnitee, if or when he is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Company (except to the extent a court of competent jurisdiction determines such indemnity is prohibited by law or the Company's Regulations) to procure a judgment in its favor, by reason of the fact that the Indemnitee is or was an officer of the Company or is or was serving at the request of the Company as a director, trustee, officer, employee or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust or other enterprise, against any and all Expenses actually and reasonably incurred by the Indemnitee in connection with the defense or settlement thereof or any appeal of or from any judgment or decision, unless it is proved by clear and convincing evidence in a court of competent jurisdiction that the Indemnitee's action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the Company or undertaken with reckless disregard for the best interests of the Company.

              (c) Any indemnification under Section 2(a) or 2(b) (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the Indemnitee is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 2(a) or 2(b). Such authorization shall be made
(i) by the directors of the Company (the "Board") by a majority vote of a quorum consisting of directors who were not and are not parties to or threatened with such action, suit or proceeding, or (ii) if such a quorum of disinterested directors is not available or if a majority of such quorum so directs, in a written opinion by independent legal counsel (designated for such purpose by the Board) which shall not be an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the Company, or any person to be indemnified, within the five years preceding such determination, or (iii) by the shareholders of the Company (the "Shareholders"), or (iv) by the court in which such action, suit or proceeding was brought.

              (d) To the extent that the Indemnitee has been successful on the merits or otherwise, including without limitation the dismissal of an action without prejudice, in defense of any action, suit or proceeding referred to in Section 2(a) or 2(b), or in defense of any claim, issue or matter therein, he shall be indemnified against Expenses actually and reasonable incurred by him in connection therewith. Expenses incurred by the Indemnitee in defending any such action, suit or proceeding shall be paid by the Company as they are incurred in advance of the final disposition of such action, suit or proceeding under the procedure set forth in Section 4(b) hereof.

              (e) For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on the Indemnitee with respect to any employee benefit plan; references to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, the Indemnitee with respect to an employee benefit plan, its participants or beneficiaries; references to the masculine shall include the feminine and references to the singular shall include the plural and VICE VERSA.

              3. ADDITIONAL INDEMNIFICATION. Pursuant to Section 1701.13(E)(6) of the Ohio Revised Code (the "ORC"), without limiting any right which the Indemnitee may have pursuant to Section 2 hereof or any other provision of this Agreement or the Amended Articles of Incorporation (the "Articles"), the Regulations, the ORC, any policy of insurance or otherwise, but subject to any limitation on the maximum permissible indemnity which may exist under applicable law at the time of any request for indemnity hereunder and subject to the following provisions of this Section 3, the Company shall indemnify the Indemnitee against any amount which he is or becomes obligated to pay relating to or arising out of any claim made against him because of any





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
act, failure to act, or neglect or breach of duty, including any actual or alleged error, misstatement, or misleading statement which he commits, suffers, permits or acquiesces in while acting in his capacity as an officer of the Company (including actions, suits or proceedings by or in the right of the Company). The payments which the Company is obligated to make pursuant to this
Section 3 shall include without limitation any and all Expenses, judgments, fines and amounts paid in settlement, actually and reasonably incurred by the Indemnitee in connection therewith including any appeal of or from any judgment or decision; PROVIDED HOWEVER, that the Company shall not be obligated under this Section 3 to make any payment in connection with any claim against the
Indemnitee:

              (a) to the extent of any fine or similar governmental imposition which the Company is prohibited by applicable law from paying which results from a final, nonappealable order; or

              (b) to the extent based upon or attributable to the Indemnitee having actually realized a personal gain or profit to which he was not legally entitled, including without limitation profit from the purchase and sale by the Indemnitee of equity securities of the Company which are recoverable by the Company pursuant to Section 16(b) of the Securities Exchange Act of 1934, or profit arising from transactions in publicly traded securities of the Company which were effected by the Indemnitee in violation of Section 10(b) of the Securities Exchange Act of 1934, or Rule 10b-5 as promulgated thereunder.

A determination as to whether the Indemnitee shall be entitled to indemnification under this Section 3 shall be made in accordance with Section 4(a) hereof. Expenses incurred by the Indemnitee in defending any claim to which this Section 3 applies shall be paid by the Company as they are incurred in advance of the final disposition of such claim under the procedure set forth in Section 4(b) hereof.

              4. CERTAIN PROCEDURES RELATING TO INDEMNIFICATION. (a) For purposes of pursuing his rights to indemnification under Section 3 hereof, the Indemnitee shall (i) submit to the Board a sworn statement of request for indemnification (the "Indemnification Statement") averring that he is entitled to indemnification hereunder; and (ii) present to the Company reasonable evidence of all amounts for which indemnification is requested. Submission of an Indemnification Statement to the Board shall create a presumption that the Indemnitee is entitled to indemnification hereunder, and the Company shall, within 60 calendar days after submission of the Indemnification Statement, make the payments requested in the Indemnification Statement to or for the benefit of the Indemnitee, unless (i) within such 60 calendar day period the Board shall resolve by vote of a majority of the directors at a meeting at which a quorum is present that the Indemnitee is not entitled to indemnification under
Section 3 hereof, (ii) such vote shall be based upon clear and convincing evidence (sufficient to rebut the foregoing presumption), and (iii) the Indemnitee shall have received within such period notice in writing of such vote, which notice shall disclose with particularity the evidence upon which the vote is based. The foregoing notice shall be sworn to by all persons who participated in the vote and voted to deny indemnification. The provisions of this Section 4(a) are intended to be procedural only and shall not affect the right of Indemnitee to indemnification under Section 3 of this Agreement so long as Indemnitee follows the prescribed procedure and any determination by the Board that Indemnitee is not entitled to indemnification and any failure to make the payments requested in the Indemnification Statement shall be subject to judicial review by any court of competent jurisdiction.





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
              (b) For purposes of obtaining payments of Expenses in advance of final disposition pursuant to the second sentence of Section 2(d) or the last sentence of Section 3 hereof, the Indemnitee shall submit to the Company a sworn request for advancement of Expenses (the "Undertaking") (i) averring that he has reasonably incurred actual Expenses in defending an action, suit or proceeding referred to in Section 2(a) or 2(b) or any claim referred to in
Section 3, or pursuant to Section 8 hereof; and (ii) undertaking to repay such amount if it ultimately is determined that he is not entitled to be indemnified by the Company under this Agreement or otherwise. Upon receipt of the undertaking, the Company shall thereafter promptly pay such Expenses of the Indemnitee as are noticed to the Company in writing and in reasonable detail arising out of the matter described in the Undertaking. No security shall be required in connection with any Undertaking.

              5. LIMITATION ON INDEMNITY. Notwithstanding anything contained herein to the contrary, the Company shall not be required hereby to indemnify the Indemnitee with respect to any action, suit or proceeding that was initiated by the Indemnitee unless (i) such action, suit or proceeding was initiated by the Indemnitee to enforce any rights to indemnification arising hereunder and such person shall have been formally adjudged to be entitled to indemnity by reason hereof, (ii) authorized by another agreement to which the Company is a party whether heretofore or hereafter entered, or (iii) otherwise ordered by the court in which the suit was brought.

              6. SUBROGATION; DUPLICATION OF PAYMENTS. (a) In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

              (b) The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has actually received payment (under any insurance policy, the Company's Regulations or otherwise) of the amounts otherwise payable hereunder.

              7. RATIFICATION; AMENDMENTS TO ARTICLES OR REGULATIONS. (a) The Company may, at its option, propose at any future meeting of Shareholders that this Agreement be ratified by the Shareholders; if the Shareholders vote not to ratify this Agreement, the Company shall have the right to amend or terminate this Agreement without the consent of the Indemnitee; provided, however, that no such amendment or termination shall deny or diminish the Indemnitee's rights to indemnity pursuant hereto (or the procedures set forth herein to obtain indemnification) as applied to any act or failure to act occurring in whole or in part prior to the date of such amendment or termination (whether or not a claim hereunder is made before or after such date).

              (b) No amendment to the Articles or the Regulations shall be effective to deny or diminish the Indemnitee's rights to indemnity pursuant hereto (or the procedures set forth herein to obtain indemnification) as applied to any act or failure to act occurring in whole or in part prior to the date (the "Effective Date") upon which the amendment was approved by the Shareholders (whether or not a claim hereunder is made before or after the Effective Date). In the event that the Company shall adopt any amendment to its Articles or Regulations to deny or diminish the Indemnitee's rights to indemnity hereto, such amendment shall apply only to acts or failures to act occurring entirely after the Effective Date.




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
              8. FEES AND EXPENSES OF ENFORCEMENT; SECURITY. It is the intent of the Company that the Indemnitee not be required to incur the expenses associated with the enforcement of his rights under this Agreement by litigation or other legal actions because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Indemnitee hereunder. Accordingly, if it should appear to the Indemnitee that the Company has failed to comply with any of its obligations under this Agreement or in the event that the Company or any other person takes any action to declare this Agreement void or unenforceable, or institutes any action, suit or proceeding to deny, or to recover from, the Indemnitee the benefits intended to be provided to the Indemnitee hereunder, the Company irrevocably authorizes the Indemnitee from time to time to retain counsel of his choice, at the expense of the Company as hereafter provided, to represent the Indemnitee in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company or any director, officer, shareholder or other person affiliated with the Company, in any jurisdiction. Regardless of the outcome thereof, the Company shall pay and be solely responsible for any and all costs, charges and expenses, including without limitation fees and expenses of attorneys and others, reasonably incurred by the Indemnitee pursuant to this Section 8. To ensure that the provisions of this Section 8 can be enforced by Indemnitee, the Company may establish a trust pursuant to which reasonable legal fees and other expenses associated with a litigation or other legal action to enforce this and other similar agreements can be funded.

              9. MERGER OR CONSOLIDATION. In the event that the Company shall be a constituent corporation in a consolidation, merger or other reorganization, the Company, if it shall not be the surviving, resulting or acquiring corporation therein, shall require as a condition thereto that the surviving, resulting or acquiring corporation agree to assume all of the obligations of the Company hereunder and to indemnify the Indemnitee to the full extent provided herein. Whether or not the Company is the resulting, surviving or acquiring corporation in any such transaction, the Indemnitee shall also stand in the same position under this Agreement with respect to the resulting, surviving or acquiring corporation as he would have with respect to the Company if its separate existence had continued.

              10. NONEXCLUSIVITY AND SEVERABILITY. (a) The rights to indemnification provided by this Agreement shall not be exclusive of any other rights of indemnification to which the Indemnitee may be entitled under the Articles, the Regulations, the ORC or any other statute, any insurance policy, agreement or vote of shareholders or directors or otherwise, as to any actions or failures to act by the Indemnitee, and shall continue after he has ceased to be a director, officer, employee or agent of the Company or other entity for which his service gives rise to a right hereunder, and shall inure to the benefit of his heirs, executors and administrators. In the event of any payment under this Agreement, the Company shall be subrogated to the extent thereof to all rights of recovery previously vested in the Indemnitee, who shall execute all instruments and take all other actions as shall be reasonably necessary for the Company to enforce such right.

              (b) If any provision of this Agreement or the application of any provision hereof to any person or circumstances is held invalid, unenforceable, or otherwise illegal, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected, and the provision so held to be invalid, unenforceable or otherwise illegal shall be reformed to the extent (and only to the extent) necessary to make it enforceable, valid and legal.

              11. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without giving effect to the principles of conflict of laws thereof.




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
              12. MODIFICATION. This Agreement and the rights and duties of the Indemnitee and the Company hereunder may be modified only by an instrument in writing signed by both parties hereto.

              IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                      THE LAMSON & SESSIONS CO.


                                      By _________________________________
                                      John B. Schulze, Chairman of the
                                      Board and Chief Executive Officer

                                      _________________________________





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